UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2005


                            PRO-PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                      000-32877                   04-3562325
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

189 Wells Avenue, Newton, Massachusetts                            02459
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (617) 559-0033


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 9, 2005, Pro-Pharmaceuticals, Inc. issued a news release announcing the dosing of patients in a Phase II trial of its DAVANAT(R)/5-FU product has commenced. The Phase II clinical trial is in metastatic colorectal cancer patients who have disease progression after receiving standard chemotherapeutic regimens. A copy of Pro-Pharmaceutical's news release is attached as Exhibit
99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits
          99.1 News release of Pro-Pharmaceuticals, Inc. dated May 9, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     PRO-PHARMACEUTICALS, INC.


                                                     By: /s/ Carl Lueders
                                                         -----------------------
                                                         Carl Lueders
                                                         Chief Financial Officer

Date: May 18, 2005